UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

SENMIAO TECHNOLOGY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	001-38426	35-2600898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, Shihao Square, Middle Jiannan Blvd. High-Tech Zone, Chengdu Sichuan, People’s Republic of China	610000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 28 61554399

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIHS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 30, 2025, Senmiao Technology Limited (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) for its fiscal year ended March 31, 20234. Holders of 6,667,841 shares of the Company’s common stock were present in person or by proxy at the Annual Meeting, representing 63.4% of the total outstanding shares of common stock and therefore constituting a quorum of more than a majority of the shares outstanding and entitled to vote at the Annual Meeting as of March 7, 2025, the record date.

The final voting results for each matter submitted to a vote of stockholders at the meeting are as follows. Broker non-votes were not counted as votes cast, other than proposal 2 below.

1. A proposal to elect five directors to the Company’s board of directors to hold office until the next annual meeting and until their successors are duly elected and qualified:

Director’s Name	Votes For	Votes Withheld
Xi Wen	5,872,055	13,320
Xiaojuan Lin	5,872,054	13,321
Trent D. Davis	5,872,054	13,321
Sichun Wang	5,870,381	14,994
Jie Gao	5,872,055	13,320

2. A proposal to ratify the appointment of Marcum Asia CPAs LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025:

For	Against	Abstain
6,659,541	3,100	5,200

3. A proposal to approve future adjustments of exercise prices of our warrants issued on  November 8, 2021 (“November 2021 Warrants”) pursuant certain securities purchase agreement (the “SPA”) below their Nasdaq Minimum Price in accordance with the terms of such November 2021 Warrants:

For	Against	Abstain
5,835,367	49,325	683

4. A proposal to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers:

For	Against	Abstain
5,835,474	49,325	576

5. A proposal to select, on a non-binding, advisory basis, the frequency of conducting future stockholder advisory votes on named executive officer compensation:

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstentions
501,823	6	5,383,046	500

Pursuant to the foregoing votes, (i) Xi Wen, Xiaojuan Lin, Trent D. Davis, Sichun Wang and Jie Gao were elected to serve as the Company’s board of directors to hold office until the next annual meeting and until their successors are duly elected and qualified; (ii) Marcum Asia CPAs LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025; (iii) future adjustments of exercise prices of the November 2021 Warrants pursuant the SPA below their Nasdaq Minimum Price in accordance with the terms of such November 2021 Warrants and (iv) the compensation of the Company’s named executive officers were approved. Pursuant to the foregoing votes, three years were selected to be frequency of conducting future stockholder advisory votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENMIAO TECHNOLOGY LIMITED

Date: May 2, 2025	By:	/s/ Xiaoyuan Zhang
	Name:	Xiaoyuan Zhang
	Title:	Chief Financial Officer